PROSPECTUS
----------

                      THE |    75 Maiden Lane
                    ALGER |    New York, New York 10038
                     FUND |    (800) 992-FUND (992-3863)


                          ALGER MONEY MARKET PORTFOLIO
================================================================================

     The Alger Fund (the "Fund") is a registered investment company--a mutual fund--that presently offers interest in six portfolios. This Prospectus sets forth information about the Alger Money Market Portfolio (the "Portfolio"). The Portfolio seeks high current income consistent with preservation of principal and maintenance of liquidity.

     Shares of the Portfolio are neither insured nor guaranteed by the U.S. Government and there is no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00 per share.

     Shares of the Portfolio are not deposits or obligations of, or guaranteed or endorsed by any bank, and the shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

     This Prospectus, which should be retained for future reference, contains important information that you should know before investing. A Statement of Additional Information dated April 18, 1995 containing further information about all the portfolios of the Fund, including the Portfolio, has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus. It is available at no charge by contacting the Fund at the address or phone number above.

          FRED ALGER  |                             FRED ALGER |
          MANAGEMENT, | Investment Manager          & COMPANY, |  Distributor
                 INC. |                           INCORPORATED |

--------------------------------------------------------------------------------
  THESE  SECURITIES  HAVE  NOT  BEEN  APPROVED  OR  DISAPPROVED  BY THE
      SECURITIES  AND  EXCHANGE  COMMISSION  OR  ANY  STATE  SECURI-
         TIES  COMMISSION  NOR  HAS  THE SECURITIES AND EXCHANGE
            COMMISSION  OR ANY  STATE  SECURITIES  COMMISSION
               PASSED UPON THE ACCURACY OR ADEQUACY OF THIS
                  PROSPECTUS. ANY  REPRESENTATION TO  THE
                      CONTRARY IS A CRIMINAL OFFENSE
--------------------------------------------------------------------------------
                                 APRIL 18, 1995
                       AS SUPPLEMENTED SEPTEMBER 18, 1995

                                TABLE OF CONTENTS

                                                                          Page
                                                                         -----
Portfolio Expenses.....................................................   iii
Financial Highlights...................................................    iv
How to Buy Shares......................................................     1
Special Investor Services..............................................     1
How to Sell Shares.....................................................     2
How to Exchange Shares.................................................     3
Investment Objective and Policies......................................     3
Investment Practices...................................................     4
Management of the Fund.................................................     5
Net Asset Value........................................................     6
Contingent Deferred Sales Charge.......................................     6
Dividends and Taxes....................................................     6
Performance............................................................     7

PORTFOLIO EXPENSES
   The Table below is designed to assist you in understanding the direct and indirect costs and expenses that you will bear as a shareholder. The Example accompanying the Table shows the amount of expenses you would pay on a $1,000 investment in the Portfolio. These amounts assume the reinvestment of all dividends and distributions, payment of any applicable contingent deferred sales charge and payment by the Portfolio of operating expenses as shown in the Table under Annual Portfolio Operating Expenses. The Example is an illustration only and actual expenses may be greater or less than those shown.


SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Load Imposed on Purchases..........................      None

Maximum Sales Load Imposed on Reinvested Dividends...............      None

Maximum Contingent Deferred Sales Charge (as a percentage
  of redemption proceeds)                                              None

Redemption Fees..................................................      None

ANNUAL PORTFOLIO OPERATING EXPENSES (AS A PERCENTAGE OF
  AVERAGE NET ASSETS)

Management Fees (after expense reimbursements)(a).................        0%

12b-1 Fees........................................................        0

Other Expenses (after expense reimbursements).....................      .27
                                                                       ----
Total Portfolio Operating Expenses (after expense
  reimbursements)(b) .............................................      .27%
                                                                       ====

(a) The investment manager is currently voluntarily waiving its management fee with respect to the Portfolio. Absent this waiver, the amount of Management Fees and Total Fund Expenses would be .50% and .77%, respectively, for the Portfolio.

EXAMPLE
You would pay the  following  expenses on a $1,000
  investment,  assuming (1) 5% annual return and (2)
  redemption at the end of each time period:
One Year ............................................................    $ 3
Three Years..........................................................      9
Five Years...........................................................     15
Ten Years............................................................     34

You  would  pay the  following  expenses  on the same  investment, assuming  no redemption:
One Year.............................................................    $ 3
Three Years..........................................................      9
Five Years...........................................................     15
Ten Years............................................................     34

                              FINANCIAL HIGHLIGHTS

The Financial Highlights for the years ended October 31, 1990 through 1994 have been audited by Arthur Andersen LLP, the Fund's independent public accountants, as indicated in their report dated December 9, 1994 on the Fund's financial statements as of October 31, 1994 which are included in the Fund's Statement of Additional Information. The Financial Highlights should be read in conjunction with the Fund's financial statements and related notes. The Financial Highlights, with the exception of the total return information, for the two years ended October 31, 1989 and the period from November 11, 1986 (commencement of operations) to October 31, 1987 have been audited by other independent accountants, who have expressed an unqualified opinion thereon. The Statement of Additional Information may be obtained from the Fund without charge.

THE ALGER FUND
MONEY MARKET PORTFOLIO
Financial Highlights
For a share outstanding throughout the period

                                                                          Year Ended October 31,
                                            ---------------------------------------------------------------------------------
                                              1994       1993      1992       1991      1990      1989       1988      1987*
                                              ----       ----      ----       ----      ----      ----       ----      -----
Net asset value, beginning of year.......   $1.0000    $1.0000   $1.0000    $1.0000   $1.0000    $1.0000    $1.0000   $1.0000
                                           --------   --------  --------   --------  --------    -------    -------    ------

Net investment income....................     .0374      .0304     .0424      .0671     .0844      .0927      .0732     .0541
Dividends from net investment income.....    (.0374)    (.0304)   (.0424)    (.0671)   (.0844)    (.0927)    (.0732)   (.0541)
                                           --------   --------  --------   --------  --------    -------    -------    ------
Net asset value, end of year.............   $1.0000    $1.0000   $1.0000    $1.0000   $1.0000    $1.0000    $1.0000   $1.0000
                                           ========   ========  ========   ========  ========    =======    =======    ======
Total Return   ..........................      3.8%       3.1%      4.3%       6.9%      8.8%      9.7%(i)    7.6%(i)   5.6%(i)
                                           ========   ========  ========   ========  ========    =======    =======    ======
Ratios and Supplemental Data:
  Net assets, end of year (000's omitted)  $163,170   $126,567  $135,288   $160,898  $143,420    $69,581    $11,509    $4,247
                                           ========   ========  ========   ========  ========    =======    =======    ======

  Ratio of expenses to average net assets      .27%       .41%      .25%       .18%      .03%       --        --         .64%
                                           ========   ========  ========   ========  ========    =======    =======    ======
  Decrease reflected in above expense
    ratios due to expense reimbursements
    and management fee waivers...........      .50%       .50%      .60%       .63%      .84%       .93%      1.73%     1.88%
                                           ========   ========  ========   ========  ========    =======    =======    ======
  Ratio of net investment income to
    average net assets...................     3.78%      3.04%     4.30%      6.76%     8.37%      9.45%      7.16%     5.82%
                                           ========   ========  ========   ========  ========    =======    =======    ======

* From November 11, 1986 (commencement of operations) through October 31, 1987. Ratios have been annualized; total return has not been annualized.
(i)Unaudited.

                                HOW TO BUY SHARES

IN GENERAL

   You can buy shares of the Alger Money Market Portfolio (the "Portfolio") in any of the following ways: through the Fund's transfer agent; through a broker, dealer or financial institution who has a sales agreement with Fred Alger & Company, Incorporated ("Alger Inc."), the Fund's distributor; or automatically from your bank account through an Automatic Investment Plan. There is no minimum investment requirement except for purchases through the Telepurchase Privilege. The Fund or the transfer agent may reject any purchase order.

PURCHASES THROUGH THE TRANSFER AGENT

   You can buy shares through Alger Shareholder Services, Inc., the Fund's transfer agent, by filling out the New Account Application and returning it with a check drawn on a U.S. bank to Alger Shareholder Services, Inc. at 30 Montgomery Street, Box 2001, Jersey City, NJ 07302. You can also purchase shares by wire transfer according to the instructions below.

   Purchases for the Portfolio will be processed at the net asset value calculated after your order is received and accepted. If your purchase is made by wire and is received by 12:00 noon Eastern time, your account will be credited and begin earning dividends on the day of receipt. If your wire purchase is received after 12:00 noon Eastern time, it will be credited and begin earning dividends the next business day. Exchanges are credited the day the request is received by mail or telephone, and begin earning dividends the next business day. If your purchase is made by check, and received by the close of business of the New York Stock Exchange (normally 4:00 p.m. Eastern time), it will be credited and begin earning dividends the next business day. You will be charged $10.00 for any check returned by your bank.

WIRE TRANSFERS

   Investors establishing new accounts by wire transfer should forward their completed New Account Applications to the Transfer Agent, stating that the account was established by wire transfer and the date and amount of the transfer. Further information regarding wire transfers is available by calling
(800) 992-3863.

   The following information should be included in wire transfers to Fund accounts:

   1. Nat West NJ/CUST/021200339
   2. For Account 011313045 A/C Alger/Money Market Portfolio
   3. 07--Account Number (if new account indicate such)
   4. Name of Account
   5. Social Security or Taxpayer Identification Number

   EXAMPLE:
                           Nat West NJ/CUST/021200339
                            For Account 011313045 A/C
                          Alger/Money Market Portfolio
                         07-123456789 or 07-New Account
                                 John & Jane Doe
                                   123-45-6789

PURCHASES THROUGH PROCESSING ORGANIZATIONS

   You can buy shares through a "Processing Organization", which is a broker-dealer, bank or other financial institution that purchases shares for its customers. Processing Organizations may impose charges and restrictions in addition to or different from those applicable if you invest with the Fund directly. Therefore, you should read the materials provided by the Processing Organization in conjunction with this Prospectus. Certain Processing Organizations may receive compensation from the Fund, Alger Inc., or any of its affiliates.


                            SPECIAL INVESTOR SERVICES

TELEPURCHASE PRIVILEGE

   You can purchase shares by telephone (minimum $500, maximum $50,000) by filling out the appropriate section of the New Account Application or sending an Additional Services Form to the transfer agent. Your funds will be transferred from your designated bank account to your account normally within two business days. To use this service, your bank must be a member of the Automated Clearing House.

AUTOMATIC INVESTMENT PLAN

   The Fund offers an Automatic Investment Plan which permits you to make regular transfers to your Portfolio account from your bank account on the last business day of every month. Your bank must be a member of the Automated Clearing House.

   For more information on any of the services discussed above, please call the Fund toll-free at (800) 992-3863.

RETIREMENT PLANS

   Shares of the Portfolio are available as an investment for your retirement plans, including IRAs, Keogh Plans, corporate pension and profit-sharing plans, Simplified Employee Pension IRAs, 401(k) Plans and 403(b) Plans. Please call the Fund at (800) 992-3863 to receive the appropriate documents which contain important information and applications.


                               HOW TO SELL SHARES

   You can sell (redeem) some or all of your shares on any business day. Your shares will be sold at the next net asset value calculated after your redemption request is received and accepted by the transfer agent and your payment will be made by check within seven days. Redemptions may be suspended and payments delayed under certain emergency circumstances as determined by the Securities and Exchange Commission. The Fund's transfer agent will reject any redemption request made within 15 days after receipt of the purchase check order against which such redemption is requested. You can sell your shares in any of the following ways: by mail, by telephone, by check or through your broker.

SELLING SHARES BY MAIL

   You should send a letter of instruction to the transfer agent that includes your name, account number, Portfolio name, the number of shares or dollar amount and where you want the money to be sent. The letter must be signed by all authorized signers and, if the redemption is for more than $5,000, or if the proceeds are to be sent to an address other than the address of record, the signature must be guaranteed. The transfer agent will accept a signature guarantee by the following financial institutions: a U.S. bank, trust company, broker, dealer, municipal securities broker or dealer, government securities broker or dealer, credit union which is authorized to provide signature guarantees, national securities exchange, registered securities association or clearing agency.

SELLING SHARES BY TELEPHONE

   If you wish to use this service, you should mark the appropriate box on the New Account Application or send a written request with a guaranteed signature. To sell shares by telephone, please call (800) 992-3863. If your proceeds are less than $2,500, they will be mailed to your address of record. If the proceeds are more than $2,500 they will be mailed to your address of record or wired to your designated bank account on the next business day. This service is not available within 90 days of changing your address or bank account of record.

   The Fund, the transfer agent and their affiliates are not liable for acting in good faith on telephone instructions relating to your account, so long as they follow reasonable procedures to determine that the telephone instructions are genuine. Such procedures may include recording the telephone calls and requiring some form of personal identification. You should verify the accuracy of telephone transactions immediately upon receipt of your confirmation statement.

   You may use the TeleRedemption Service to transfer funds (minimum $500, maximum $50,000) between your account and your designated bank account. Your bank must be a member of the Automated Clearing House. Redemption proceeds will be transferred to your bank account, generally within two business days after your redemption request is received. Although the Fund is authorized to charge a fee of $17.00 for each wire redemption, it does not currently intend to do so. Shares held in any Alger retirement plan and shares issued in certificate form are not eligible for this service.

SELLING SHARES BY CHECK

   You may redeem shares in your account by writing a check for at least $500. Dividends are earned until the check clears. If you mark the appropriate box on the New Account Application and sign the signature card, the Fund will send you redemption checks. There is no charge to you for this service.

SYSTEMATIC WITHDRAWAL PLAN

   If your account is $10,000 or more, you can establish a Systematic Withdrawal Plan to receive payments of at least $50 on a monthly, quarterly or annual basis, without payment of the contingent deferred sales charge. The maximum monthly withdrawal is one percent of the current account value in the Portfolio at the time you begin participation in the Plan.

REDEMPTION IN KIND

   Under unusual circumstances, shares of the Portfolio may be redeemed "in kind", which means that the redemption proceeds will be paid with securities which are held by the Portfolio. Please refer to the Statement of Additional Information for more details.

                             HOW TO EXCHANGE SHARES

   If you want to authorize exchanges by telephone, you should mark the appropriate box on the New Account Application. Shares of the Portfolio may be exchanged for shares of another portfolio at net asset value per share at the time of the exchange. No contingent deferred sales charge is assessed in connection with exchanges. For tax purposes, an exchange of shares is treated as a sale of the shares exchanged and, therefore, you may realize a taxable gain or loss when you exchange shares. Shares exchanged prior to the close of business of the New York Stock Exchange (normally 4:00 p.m. Eastern time) from the Portfolio to any other portfolio will receive dividends from the Portfolio for the day of the exchange. Shares of the Portfolio received in exchange for shares of any other portfolio will earn dividends beginning on the next business day after the exchange.

   You may make up to six exchanges annually by telephone or in writing. The Fund may charge a $5.00 transaction fee for each exchange, although it does not intend to do so at present. You will be notified at least 60 days in advance if the Fund decides to impose this fee. The Fund reserves the right to terminate or modify the exchange privilege upon notice to shareholders.


                              INVESTMENT OBJECTIVE
                                  AND POLICIES

   The investment objective and restrictions summarized below are fundamental which means that they may not be changed without shareholder approval. All investment policies and practices described elsewhere in this Prospectus and in the Statement of Additional Information are not fundamental, so the Fund's Board of Trustees may change them without shareholder approval. There is no guarantee that the Portfolio's objective will be achieved.

   As a matter of fundamental policy, the Portfolio will not: (1) with respect to 75% of its total assets, invest more than 5% of its total assets in any one issuer, except for obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government securities"); (2) own more than 10% of the outstanding voting securities of any company; (3) invest more than 10% of its net assets in securities that are not readily marketable and in repurchase agreements with maturities of more than seven days; (4) invest more than 25% of its total assets in any one industry, except for U.S. Government securities and bank and thrift obligations; (5) borrow money or pledge its assets, except for temporary or emergency purposes, in an amount not exceeding 10% of its total assets. The Statement of Additional Information contains additional investment restrictions as well as information on the Portfolio's investment practices.

   The investment objective of the Portfolio is to earn high current income consistent with preservation of principal and maintenance of liquidity. The Portfolio may invest in "money market" instruments including, certificates of deposit, time deposits and bankers' acceptances; U.S. Government securities; corporate bonds having less than 397 days remaining to maturity; and commercial paper, including variable rate master demand notes. The Portfolio may also enter into repurchase agreements, reverse repurchase agreements and firm commitment agreements. The Statement of Additional Information contains more information on these instruments.

   The Portfolio will invest at least 95% of its total assets in money market securities which are rated within the highest credit category assigned by at least two established rating agencies (or one rating agency if the security is rated by only one) and will only invest in money market securities rated at the time of purchase within the two highest credit categories or, if not rated of equivalent investment quality as determined by Fred Alger Management, Inc. ("Alger Management"), the Fund's investment manager. Alger Management subjects all securities eligible for investment to its own credit analysis and considers all securities purchased by the Portfolio to present minimal credit risks.

   The Portfolio has a policy of maintaining a stable net asset value of $1.00. This policy has been maintained since its inception; however, the $1.00 price is not guaranteed or insured, nor is its yield fixed. The Portfolio generally purchases securities which mature in 13 months or less. The average maturity of the Portfolio will not be greater than 90 days. A discussion of rating agencies is included in the Appendix to the Statement of Additional Information.


                              INVESTMENT PRACTICES

   The Portfolio may use the investment strategies and invest in the types of securities described below, which may involve certain risks. The Statement of Additional Information contains more detailed information about these practices and information about other investment practices of the Portfolio.

BANK OBLIGATIONS

   These are certificates of deposit, bankers' acceptances, and other short-term debt obligations. Certificates of deposit are short-term obligations of commercial banks. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions. Certificates of deposit may have fixed or variable rates.

REPURCHASE AGREEMENTS

   In a repurchase agreement, the Portfolio buys a security at one price and simultaneously agrees to sell it back at a higher price. In the event of a bankruptcy or default of the other party to the repurchase agreement, the Portfolio could experience costs and delays in liquidating the underlying security, which is held as collateral, and the Portfolio might incur a loss if the value of the collateral held declines during this period.

ILLIQUID AND RESTRICTED SECURITIES

   Under the policies and procedures established by the Fund's Board of Trustees, Fred Alger Management, Inc. ("Alger Management") determines the liquidity of the Portfolio's investments. Investments may be illiquid because of the absence of an active trading market, making it difficult to sell promptly at an acceptable price. The Portfolio may purchase securities eligible for resale under Rule 144A of the Securities Act of 1933. This rule permits otherwise restricted securities to be sold to certain institutional buyers. The Portfolio will limit its purchases of these securities to those which Alger Management, under the supervision of the Fund's Board of Trustees, determines to be liquid. A restricted security is one that has a contractual restriction on its resale or which cannot be sold publicly until it is registered under the Securities Act of 1933.

LENDING OF PORTFOLIO SECURITIES

   In order to generate income and to offset expenses, the Portfolio may lend portfolio securities with a value up to 331/3% of the Portfolio's total assets to brokers, dealers and other financial organizations. Any such loan will be continuously secured by collateral at least equal to the value of the securities loaned. Such lending could result in delays in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

                             MANAGEMENT OF THE FUND
ORGANIZATION
   The Fund was organized on March 20, 1986 as a multi-series Massachusetts business trust. The Fund offers an unlimited number of shares of six series, representing the shares of the Fund's portfolios including the Portfolio.

   Although the Fund is not required by law to hold annual shareholder meetings, it may hold meetings from time to time on important matters, and shareholders have the right to call a meeting to remove a Trustee or to take other action described in the Trust's Declaration of Trust. Shareholders of the Portfolio may vote only on matters that affect the Portfolio.

BOARD OF TRUSTEES

   The Fund is governed by a Board of Trustees which is responsible for protecting the interests of shareholders under Massachusetts law. The Statement of Additional Information contains general background information about each Trustee and officer of the Fund.

INVESTMENT MANAGER

   Alger Management is the Fund's investment manager and is responsible for the overall administration of the Fund, subject to the supervision of the Board of Trustees. Alger Management makes investment decisions for the Portfolio, places orders to purchase and sell securities on behalf of the Portfolio and selects broker-dealers that, in its judgment, provide prompt and reliable execution at favorable prices and reasonable commission rates. It is anticipated that Alger Inc. will serve as the Fund's broker in effecting substantially all of the Portfolio's transactions on securities exchanges and will retain commissions in accordance with certain regulations of the Securities and Exchange Commission. The Fund will consider sales of its shares as a factor in the selection of broker-dealers to execute over-the-counter portfolio transactions, subject to the requirements of best price and execution. In addition, Alger Management employs professional securities analysts who provide research services exclusively to the Portfolio and other accounts for which Alger Management or its affiliates serve as investment adviser or subadviser.

   Alger Management has been in the business of providing investment advisory services since 1964 and, as of December 31, 1994, had approximately $2.9 billion under management, $1.4 billion in mutual fund accounts and $1.5 billion in other advisory accounts. Alger Management is owned by Alger Inc. which in turn is owned by Alger Associates, Inc., a financial services holding company. Fred M. Alger, III and his brother, David D. Alger, are the majority shareholders of Alger Associates, Inc. and may be deemed to control that company and its subsidiaries.

   Fund personnel ("Access Persons") are permitted to engage in personal securities transactions subject to the restrictions and procedures of the Fund's Code of Ethics. Pursuant to the Code of Ethics, Access Persons generally must preclear all personal securities transactions prior to trading and are subject to certain prohibitions on personal trading. You can get a copy of the Fund's Code of Ethics by calling the Fund toll-free at (800) 992-3863.

FEE AND EXPENSES

   The Portfolio pays Alger Management a management fee computed daily and paid monthly at an annual rate of .50% of the value of the Portfolio's average daily net assets.

   The Portfolio pays other expenses related to its daily operations, such as custodian fees, Trustees' fees, transfer agency fees, legal and auditing costs. More information about the Portfolio's investment management agreement and other expenses paid by the Portfolio is included in the Statement of Additional Information.

   The Statement of Additional Information contains information about the Fund's brokerage policies and practices.

DISTRIBUTOR

     Alger Inc. serves as the Fund's distributor and also distributes the shares of other mutual funds managed by Alger Management.

TRANSFER AGENT

   Alger Shareholder Services, Inc., an affiliate of Alger Management, serves as transfer agent for the Fund. Certain record-keeping services that would otherwise be performed by Alger Shareholder Services, Inc. may be performed by other entities providing similar services to their customers who invest in the Portfolio. The Fund, Alger Shareholder Services, Inc., Alger Inc. or any of its affiliates may elect to enter into a contract to pay them for such services.

                                 NET ASSET VALUE

   The price of one share of the Portfolio is its "net asset value." The net asset value is computed by adding the value of the Portfolio's investments plus cash and other assets, deducting liabilities and then dividing the result by the number of its shares outstanding. The net asset value of the Portfolio is calculated on each day the New York Stock Exchange is open as of 12:00 noon Eastern time.

                               CONTINGENT DEFERRED
                                  SALES CHARGE

   There is no initial sales charge on purchases of shares of any Portfolio, but a contingent deferred sales charge may be charged on certain redemptions. The charge is imposed on any redemption that causes the current value of your account in any Portfolio other than the Alger Money Market Portfolio to fall below the amount of purchase payments made during a six-year holding period. There is no charge on redemptions of (i) shares that represent appreciation on your original investment, or (ii) shares purchased through reinvestment of dividends and capital gains. No charge is imposed on the redemption of shares of the Portfolio, except for redemption of shares acquired in exchange for shares of the other portfolios. The amount of the charge is based on the length of time shares are held, according to the following table:

                                       Contingent
                                        Deferred
        Years Share Were Held            Charge
 ------------------------------------  ----------
Less than one........................      5%
One but less than two................      4%
Two but less than three..............      3%
Three but less than four.............      2%
Four but less than five..............      2%
Five but less than six...............      1%
Six and greater......................      0%

   For purposes of the charge, it is assumed that the shares redeemed are the shares of the Portfolio held the longest and which result in the lowest charge.

                               DIVIDENDS AND TAXES
DIVIDENDS

   Dividends and distributions will be automatically reinvested on the payment date in additional shares of the Portfolio at net asset value, unless you elected on the New Account Application to have all dividends and distributions paid in cash. Dividends of the Portfolio are declared and paid monthly. Distributions of any net realized short-term and long-term capital gains earned by the Portfolio usually will be made annually after the close of the fiscal year in which the gains are earned.

TAXES

   The Fund intends that the Portfolio separately qualify and elect to be treated each year as a "regulated investment company" for federal income tax purposes. A regulated investment company is not subject to regular income tax on any income or capital gains distributed to its shareholders if it, among other things, distributes at least 90 percent of its investment company taxable income to them within applicable time periods. The Portfolio is treated as a separate taxable entity, with the result that taxable dividends and distributions from the Portfolio reflect only the income and gains, net of losses, of the Portfolio.

   For federal income tax purposes dividends and distributions from the Portfolio are taxable to you whether paid in cash or reinvested in additional shares. You may also be liable for tax on any gain realized upon the redemption or exchange of shares in the Portfolio.

   Shortly after the close of each calendar year, you will receive a statement setting forth the dollar amounts of dividends and any distributions for the prior calendar year and the tax status of the dividends and distributions for federal income tax purposes. You should consult your tax adviser to assess the federal, state and local tax consequences of investing in the Portfolio. This discussion is not intended to address the tax consequences of an investment by a nonresident alien.

                                   PERFORMANCE

   All performance figures are based on historical earnings and are not intended to indicate future performance. Further information about the Fund's performance is contained in its Annual Report to Shareholders, which may be obtained without charge by contacting the Fund.

   The Portfolio may advertise its "yield" and "effective yield." The "yield" of the Portfolio refers to the income generated by an investment in the Portfolio over a particular base period. This income is then "annualized." That is, the amount of income generated by the investment during the period is assumed to be generated over a 52 week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Portfolio is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect on this assumed reinvestment.

   The Statement of Additional Information further describes the method used to determine the yields and total return figures. Current yield and/or total return quotations may be obtained by contacting the Fund.

   NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, THE STATEMENT OF ADDITIONAL INFORMATION OR THE FUND'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFERING OF THE PORTFOLIO'S SHARES, AND IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED ON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFER MAY NOT LAWFULLY BE MADE.

                                   ----------


INVESTMENT MANAGER:
Fred Alger Management, Inc.
75 Maiden Lane
New York, New York 10038

DISTRIBUTOR:
Fred Alger & Company, Incorporated
30 Montgomery Street
Jersey City, New Jersey 07302

TRANSFER AGENT:
Alger Shareholder Services, Inc.
30 Montgomery Street
Box 2001
Jersey City, New Jersey 07302

AUDITORS:
Arthur Andersen LLP
1345 Avenue of the Americas
New York, New York 10105


       THE | Meeting the challenge
     ALGER | of investing
      FUND |



    ALGER MONEY MARKET PORTFOLIO



            |
            |
            | April 18, 1995
PROSPECTUS  | as Supplemented
            | September 18, 1995
            |
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